Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

I, Peter T. Kissinger, the President and Chief Executive Officer of Bioanalytical Systems, Inc. certify that (i) the Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of BASi as of the dates and for the periods set forth therein.

/s/ Peter T. Kissinger Peter T. Kissinger President and Chief Executive Officer Date: August 29, 2006

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

I, Michael R. Cox, Vice President, Finance and Chief Financial Officer of Bioanalytical Systems, Inc. certify that (i) the Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of BASi as of the dates and for the periods set forth therein.

/s/ Michael R. Cox Michael R. Cox Vice President, Finance and Chief Financial Officer Date: August 29, 2006